EXHIBIT 10.2
                              BOWATER INCORPORATED
                      Non-Qualified Stock Option Agreement

                              To: David J. Paterson

May 1, 2006     May 1, 2016             43,250              US$27.425
------------    ------------           --------              --------
Grant Date     Expiration Date      Number of Shares   Option Price per Share

This stock option is granted to you by the Human Resources and Compensation Committee (the "Committee") of the Board of Directors of Bowater Incorporated, a Delaware corporation (the "Company"), upon the terms and conditions set forth below and those contained in the Bowater Incorporated 1997 Stock Option Plan (the "Plan").

1. The Company hereby grants you a non-qualified stock option (the "Option") to purchase, subject to the provisions of this Agreement and the Plan, on or before the Expiration Date indicated above, at the Option Price per Share stated above, the Number of Shares (the "Shares") of the Common Stock of the Company, par value $1.00 per share, set forth above. This grant is subject to the condition that you execute and return this Agreement to the Company within sixty (60) days of the date you receive it; if you do not so execute and return this Agreement, the grant shall be null and void and without effect. This Agreement may only be modified by a writing signed by both you and the Company.

2. No shares may be purchased hereunder unless you remain in the continuous employ of the Company or one of its Subsidiaries (as that term is defined in the Plan) for one year following the grant date except as provided in paragraphs 7 and 8. Thereafter, the Option may be exercised in the manner hereinafter set forth, provided that you are at the time of such exercise in the employ of the Company or one of its Subsidiaries (except as provided in paragraphs 7 and 8). The Option shall become immediately exercisable in the event of your death or a Change in Control (as that term may be defined from time to time in the Plan) while you are employed by the Company or one of its Subsidiaries.

3. You may exercise the Option, in whole or in part, by complying with notification procedures specified by the Company's Human Resources Department at its corporate headquarters. Contemporaneously with the delivery of notice with respect to exercise of the Option you must pay the full purchase price of the Shares purchased pursuant to the exercise of the Option in cash, or by tender of Share certificates in proper form for transfer to the Company valued at the Fair Market Value of the Shares (as defined in the Plan) on the preceding day, or by any combination of the foregoing, or with any other consideration acceptable to the Committee. You may also make payment upon the exercise of the Option by means of a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company the portion of the sale or loan proceeds sufficient to pay such purchase price. The Option may not be exercised with respect to a fractional share or with respect to fewer than 100 Shares (unless it is being exercised in full). No Shares shall be sold or delivered hereunder until full payment for such Shares has been made.

4. The Company shall not be required to issue or deliver any certificate or certificates for Shares purchased upon the exercise of any part of the Option prior to (i) the admission of such Shares to listing on any stock exchange on which the Shares may then be listed, (ii) the completion of any registration or other qualification of such Shares under any applicable law, rule or regulation, (iii) the obtaining of any consent or approval or other clearance from any governmental agency that the Company determines to be necessary or advisable, and (iv) the payment to the Company, upon its demand, of any amount requested by the Company for the purpose of satisfying its liability, if any, to withhold federal, state or local income or earnings tax or any other applicable tax or assessment (plus interest or penalties thereon, if any, caused by a delay in making such payment) incurred by reason of the exercise of the Option or the transfer of such Shares thereupon.

5. The Option shall be exercised and Shares issued only upon compliance with the Securities Act of 1933, as amended (the "Act"), and any other applicable securities laws, and you agree to comply with any requirements imposed by the Committee under such laws. You agree that you will not transfer any Shares acquired upon exercise of the Option at any time during which you are in possession of any material, nonpublic information about the Company, its business affairs, financial condition or prospects. If you are an officer of the Company subject to Section 16 of the Securities Exchange Act of 1934, as amended, you are required to obtain prior approval of any exercise of the Option or transfer of the Shares acquired thereby from the Section 16 Compliance Officer or General Counsel of the Company. If you are an "affiliate" of the Company (as that term is defined in Rule 144 promulgated under the Act, and which generally includes directors and certain officers), by accepting this Agreement, you agree that you will dispose of the Shares acquired upon exercise of the Option only in compliance with Rule 144 or in such other manner as will not violate the Act and the rules and regulations promulgated thereunder, and any other applicable securities law.

6. The Option is not transferable by you otherwise than by will or by the laws of descent and distribution, and is exercisable, during your life, only by you or by your guardian or legal representative. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Option contrary to the provisions hereof shall be null and void. The Option does not confer upon you any right with respect to continuation of employment with the Company or any of its Subsidiaries, and will not interfere in any way with the right of the Company or any of its Subsidiaries to terminate your employment.

7. To the extent that the Option has not become exercisable it shall terminate on the earlier of (i) the Expiration Date, or (ii) at the date of the termination of your employment with the Company or its Subsidiaries for any reason other than for death, Disability (as defined in the Plan) or Retirement (as defined in the Plan). Except as provided in the last sentence of this paragraph, to the extent that the Option has become exercisable, it shall terminate on the earlier of (i) the Expiration Date, or (ii) three months after the termination of your employment with the Company or its Subsidiaries for any reason other than death, Disability or Retirement. Subject to paragraph 8, and the condition that the Option may not be exercised in whole or in part after the Expiration Date or its expiration as otherwise provided in this paragraph, the Option may be exercised in whole or in part within a period of five years after the termination of your employment due to Disability or Retirement and any period of Disability or Retirement shall be considered continued employment for purposes of paragraph 2. The Option terminates immediately upon termination of your employment for cause (as determined in accordance with Section 8(b) of your Employment Agreement).

8. If you die while employed or during a period of Disability or Retirement described above, the legal representative to whom your rights hereunder are transferred by will or the laws of descent and distributions may exercise some or all of this Option at any time prior to the earlier of (i) the Expiration Date, or (ii) twenty-four months from the date of your death, regardless of whether the requirements of paragraph 2 have been satisfied. As of the earlier of such dates, the Option shall terminate and expire.

9. If a stock dividend, stock split, recapitalization, merger, consolidation, combination, exchange of shares or other similar corporate change occurs, the Committee may adjust the terms of this Option in such manner as it deems equitable.

10. The Option shall be irrevocable during the Option period and its validity and construction shall be governed by the laws of the State of Delaware. The terms and conditions herein set forth are subject in all respects to the terms and conditions of the Plan, which shall be controlling. You agree to execute such other agreements, documents or assignments as may be necessary or desirable to effect the purposes of this Agreement.


                                            BOWATER INCORPORATED


                                            /s/ Togo D. West, Jr.
                                            ---------------------
                                            Togo D. West, Jr.
                                            Chairman, Human Resources and
                                            Compensation Committee

-------------------------------------------------------------------------------


I hereby acknowledge receipt of the Non-Qualified Stock Option (the "Option") granted on the date shown above, which has been issued to me under the terms and conditions of the Bowater Incorporated 1997 Stock Option Plan (the "Plan"). I agree to conform to all of the terms and conditions of the Option and the Plan.


Date: 5/10/06                 Your Signature: /s/ David J. Paterson
      --------                               ----------------------------------
                                             Name: David J. Paterson

                              BOWATER INCORPORATED
                      Non-Qualified Stock Option Agreement

                              To: David J. Paterson

 May 1, 2006       May 1, 2016            112,445              US $27.425
  Grant Date      Expiration Date     Number of Shares    Option Price per Share

This stock option is granted to you by the Human Resources and Compensation Committee (the "Committee") of the Board of Directors of Bowater Incorporated, a Delaware corporation (the "Company"), upon the terms and conditions set forth below and those contained in the Bowater Incorporated 2000 Stock Option Plan (the "Plan").

1. The Company hereby grants you a non-qualified stock option (the "Option") to purchase, subject to the provisions of this Agreement and the Plan, on or before the Expiration Date indicated above, at the Option Price per Share stated above, the Number of Shares (the "Shares") of the Common Stock of the Company, par value $1.00 per share, set forth above. This grant is subject to the condition that you execute and return this Agreement to the Company within sixty (60) days of the date you receive it; if you do not so execute and return this Agreement, the grant shall be null and void and without effect. This Agreement may only be modified by a writing signed by both you and the Company.

2. No shares may be purchased hereunder unless you remain in the continuous employ of the Company or one of its Subsidiaries (as that term is defined in the Plan) for one year following the grant date except as provided in paragraph 7 and 8. Thereafter, the Option may be exercised in the manner hereinafter set forth, provided that (a) you are at the time of such exercise in the employ of the Company or one of its Subsidiaries (except as provided in paragraphs 7 and 8), and (b) the Option may be exercised only to the extent of 40,083 of the Shares to which it relates on or after the first anniversary of the grant date, and may be exercised to the extent of the remaining 72,362 of such Shares on or after the second anniversary of such date. The Option shall become immediately exercisable in the event of your death or a Change in Control (as that term may be defined from time to time in the Plan) while you are employed by the Company or one of its Subsidiaries.

3. You may exercise the Option, in whole or in part, by complying with notification procedures specified by the Company's Human Resources Department at its corporate headquarters. Contemporaneously with the delivery of notice with respect to exercise of the Option you must pay the full purchase price of the Shares purchased pursuant to the exercise of the Option in cash, or by tender of Share certificates in proper form for transfer to the Company valued at the Fair Market Value of the Shares (as defined in the Plan) on the preceding day, or by any combination of the foregoing, or with any other consideration acceptable to the Committee. You may also make payment upon the exercise of the Option by means of a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company the portion of the sale or loan proceeds sufficient to pay such purchase price. The Option may not be exercised with respect to a fractional share or with respect to fewer than 100 Shares (unless it is being exercised in full). No Shares shall be sold or delivered hereunder until full payment for such Shares has been made.

4. The Company shall not be required to issue or deliver any certificate or certificates for Shares purchased upon the exercise of any part of the Option prior to (i) the admission of such Shares to listing on any stock exchange on which the Shares may then be listed, (ii) the completion of any registration or other qualification of such Shares under any applicable law, rule or regulation, (iii) the obtaining of any consent or approval or other clearance from any governmental agency that the Company determines to be necessary or advisable, and (iv) the payment to the Company, upon its demand, of any amount requested by the Company for the purpose of satisfying its liability, if any, to withhold federal, state or local income or earnings tax or any other applicable tax or assessment (plus interest or penalties thereon, if any, caused by a delay in making such payment) incurred by reason of the exercise of the Option or the transfer of such Shares thereupon.

5. The Option shall be exercised and Shares issued only upon compliance with the Securities Act of 1933, as amended (the "Act"), and any other applicable securities laws, and you agree to comply with any requirements imposed by the Committee under such laws. You agree that you will not transfer any Shares acquired upon exercise of the Option at any time during which you are in possession of any material, nonpublic information about the Company, its business affairs, financial condition or prospects. If you are an officer of the Company subject to Section 16 of the Securities Exchange Act of 1934, as amended, you are required to obtain prior approval of any exercise of the Option or transfer of the Shares acquired thereby from the Section 16 Compliance Officer or General Counsel of the Company. If you are an "affiliate" of the Company (as that term is defined in Rule 144 promulgated under the Act, and which generally includes directors and certain officers), by accepting this Agreement, you agree that you will dispose of the Shares acquired upon exercise of the Option only in compliance with Rule 144 or in such other manner as will not violate the Act and the rules and regulations promulgated thereunder, and any other applicable securities law.

6. The Option is not transferable by you otherwise than by will or by the laws of descent and distribution, and is exercisable, during your life, only by you or by your guardian or legal representative. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Option contrary to the provisions hereof shall be null and void. The Option does not confer upon you any right with respect to continuation of employment with the Company or any of its Subsidiaries, and will not interfere in any way with the right of the Company or any of its Subsidiaries to terminate your employment.

7. To the extent that the Option has not become exercisable it shall terminate on the earlier of (i) the Expiration Date, or (ii) at the date of the termination of your employment with the Company or its Subsidiaries for any reason other than for death, Disability (as defined in the Plan) or Retirement (as defined in the Plan). Except as provided in the last sentence of this paragraph, to the extent that the Option has become exercisable, it shall terminate on the earlier of (i) the Expiration Date, or (ii) three months after the termination of your employment with the Company or its Subsidiaries for any reason other than death, Disability or Retirement. Subject to paragraph 8, and the condition that the Option may not be exercised in whole or in part after the Expiration Date or its expiration as otherwise provided in this paragraph, the Option may be exercised in whole or in part within a period of five years after the termination of your employment due to Disability or Retirement and any period of Disability or Retirement shall be considered continued employment for purposes of paragraph 2. The Option terminates immediately upon termination of your employment for cause (as determined in accordance with Section 8(b) of your Employment Agreement).

8. If you die while employed or during a period of Disability or Retirement described above, the legal representative to whom your rights hereunder are transferred by will or the laws of descent and distributions may exercise some or all of this Option at any time prior to the earlier of (i) the Expiration Date, or (ii) twenty-four months from the date of your death, regardless of whether the requirements of paragraph 2 have been satisfied. As of the earlier of such dates, the Option shall terminate and expire.

9. If a stock dividend, stock split, recapitalization, merger, consolidation, combination, exchange of shares or other similar corporate change occurs, the Committee may adjust the terms of this Option in such manner as it deems equitable.

10. The Option shall be irrevocable during the Option period and its validity and construction shall be governed by the laws of the State of Delaware. The terms and conditions herein set forth are subject in all respects to the terms and conditions of the Plan, which shall be controlling. You agree to execute such other agreements, documents or assignments as may be necessary or desirable to effect the purposes of this Agreement.



                                            BOWATER INCORPORATED


                                            /s/ Togo D. West, Jr.
                                            ---------------------
                                            Togo D. West, Jr.
                                            Chairman, Human Resources and
                                            Compensation Committee
_______________________________________________________________________________


I hereby acknowledge receipt of the Non-Qualified Stock Option (the "Option") granted on the date shown above, which has been issued to me under the terms and conditions of the Bowater Incorporated 2000 Stock Option Plan (the "Plan"). I agree to conform to all of the terms and conditions of the Option and the Plan.


Date:  5/10/06              Your Signature: /s/ David J. Paterson
       -------                              -----------------------------------
                                            Name:  David J. Paterson

                              BOWATER INCORPORATED
                      Non-Qualified Stock Option Agreement

                              To: David J. Paterson

May 1, 2006         May 1, 2016          94,305                   US $27.425
Grant Date        Expiration Date     Number of Shares    Option Price per Share

This stock option is granted to you by the Human Resources and Compensation Committee (the "Committee") of the Board of Directors of Bowater Incorporated, a Delaware corporation (the "Company"), upon the terms and conditions set forth below and those contained in the Bowater Incorporated 2002 Stock Option Plan (the "Plan").

1. The Company hereby grants you a non-qualified stock option (the "Option") to purchase, subject to the provisions of this Agreement and the Plan, on or before the Expiration Date indicated above, at the Option Price per Share stated above, the Number of Shares (the "Shares") of the Common Stock of the Company, par value $1.00 per share, set forth above. This grant is subject to the condition that you execute and return this Agreement to the Company within sixty (60) days of the date you receive it; if you do not so execute and return this Agreement, the grant shall be null and void and without effect. This Agreement may only be modified by a writing signed by both you and the Company.

2. No shares may be purchased hereunder unless you remain in the continuous employ of the Company or one of its Subsidiaries (as that term is defined in the Plan) for one year following the grant date except as provided in paragraphs 7 and 8. Thereafter, the Option may be exercised in the manner hereinafter set forth, provided that (a) you are at the time of such exercise in the employ of the Company or one of its Subsidiaries (except as provided in paragraphs 7 and 8), and (b) the Option may be exercised only to the extent of 10,971 of the Shares to which it relates on or after the second anniversary of the grant date, and may be exercised to the extent of the remaining 83,334 of such Shares on or after the third anniversary of such date. The Option shall become immediately exercisable in the event of your death or a Change in Control (as that term may be defined from time to time in the Plan) while you are employed by the Company or one of its Subsidiaries.

3. You may exercise the Option, in whole or in part, by complying with notification procedures specified by the Company's Human Resources Department at its corporate headquarters. Contemporaneously with the delivery of notice with respect to exercise of the Option you must pay the full purchase price of the Shares purchased pursuant to the exercise of the Option in cash, or by tender of Share certificates in proper form for transfer to the Company valued at the Fair Market Value of the Shares (as defined in the Plan) on the preceding day, or by any combination of the foregoing, or with any other consideration acceptable to the Committee. You may also make payment upon the exercise of the Option by means of a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company the portion of the sale or loan proceeds sufficient to pay such purchase price. The Option may not be exercised with respect to a fractional share or with respect to fewer than 100 Shares (unless it is being exercised in full). No Shares shall be sold or delivered hereunder until full payment for such Shares has been made.

4. The Company shall not be required to issue or deliver any certificate or certificates for Shares purchased upon the exercise of any part of the Option prior to (i) the admission of such Shares to listing on any stock exchange on which the Shares may then be listed, (ii) the completion of any registration or other qualification of such Shares under any applicable law, rule or regulation, (iii) the obtaining of any consent or approval or other clearance from any governmental agency that the Company determines to be necessary or advisable, and (iv) the payment to the Company, upon its demand, of any amount requested by the Company for the purpose of satisfying its liability, if any, to withhold federal, state or local income or earnings tax or any other applicable tax or assessment (plus interest or penalties thereon, if any, caused by a delay in making such payment) incurred by reason of the exercise of the Option or the transfer of such Shares thereupon.

5. The Option shall be exercised and Shares issued only upon compliance with the Securities Act of 1933, as amended (the "Act"), and any other applicable securities laws, and you agree to comply with any requirements imposed by the Committee under such laws. You agree that you will not transfer any Shares acquired upon exercise of the Option at any time during which you are in possession of any material, nonpublic information about the Company, its business affairs, financial condition or prospects. If you are an officer of the Company subject to Section 16 of the Securities Exchange Act of 1934, as amended, you are required to obtain prior approval of any exercise of the Option or transfer of the Shares acquired thereby from the Section 16 Compliance Officer or General Counsel of the Company. If you are an "affiliate" of the Company (as that term is defined in Rule 144 promulgated under the Act, and which generally includes directors and certain officers), by accepting this Agreement, you agree that you will dispose of the Shares acquired upon exercise of the Option only in compliance with Rule 144 or in such other manner as will not violate the Act and the rules and regulations promulgated thereunder, and any other applicable securities law.

6. The Option is not transferable by you otherwise than by will or by the laws of descent and distribution, and is exercisable, during your life, only by you or by your guardian or legal representative. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Option contrary to the provisions hereof shall be null and void. The Option does not confer upon you any right with respect to continuation of employment with the Company or any of its Subsidiaries, and will not interfere in any way with the right of the Company or any of its Subsidiaries to terminate your employment.

7. To the extent that the Option has not become exercisable it shall terminate on the earlier of (i) the Expiration Date, or (ii) at the date of the termination of your employment with the Company or its Subsidiaries for any reason other than for death, Disability (as defined in the Plan) or Retirement (as defined in the Plan). Except as provided in the last sentence of this paragraph, to the extent that the Option has become exercisable, it shall terminate on the earlier of (i) the Expiration Date, or (ii) three months after the termination of your employment with the Company or its Subsidiaries for any reason other than death, Disability or Retirement. Subject to paragraph 8, and the condition that the Option may not be exercised in whole or in part after the Expiration Date or its expiration as otherwise provided in this paragraph, the Option may be exercised in whole or in part within a period of five years after the termination of your employment due to Disability or Retirement and any period of Disability or Retirement shall be considered continued employment for purposes of paragraph 2. The Option terminates immediately upon termination of your employment for cause (as determined in accordance with Section 8(b) of your Employment Agreement).

8. If you die while employed or during a period of Disability or Retirement described above, the legal representative to whom your rights hereunder are transferred by will or the laws of descent and distributions may exercise some or all of this Option at any time prior to the earlier of (i) the Expiration Date, or (ii) twenty-four months from the date of your death, regardless of whether the requirements of paragraph 2 have been satisfied. As of the earlier of such dates, the Option shall terminate and expire.

9. If a stock dividend, stock split, recapitalization, merger, consolidation, combination, exchange of shares or other similar corporate change occurs, the Committee may adjust the terms of this Option in such manner as it deems equitable.

10. The Option shall be irrevocable during the Option period and its validity and construction shall be governed by the laws of the State of Delaware. The terms and conditions herein set forth are subject in all respects to the terms and conditions of the Plan, which shall be controlling. You agree to execute such other agreements, documents or assignments as may be necessary or desirable to effect the purposes of this Agreement.




                                            BOWATER INCORPORATED


                                            /s/ Togo D. West, Jr.
                                            ---------------------
                                            Togo D. West, Jr.
                                            Chairman, Human Resources and
                                            Compensation Committee

________________________________________________________________________________


I hereby acknowledge receipt of the Non-Qualified Stock Option (the "Option") granted on the date shown above, which has been issued to me under the terms and conditions of the Bowater Incorporated 2002 Stock Option Plan (the "Plan"). I agree to conform to all of the terms and conditions of the Option and the Plan.


Date:  5/10/06                 Your Signature:  /s/ David J. Paterson
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                                                Name: David J. Paterson